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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 21, 2001
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                    Wells Real Estate Investment Trust, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Maryland
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                 (State or other jurisdiction of incorporation)


       0-25739                                            58-2328421
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(Commission File Number)                       (IRS Employer Identification No.)


          6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (770) 449-7800
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________________________________________________________________________________
          (Former name or former address, if changed since last report)

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Item 2.   Acquisition of Assets

The Convergys Building

         On December 21, 2001, Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. ("Registrant"), purchased a two-story office building on a 12.55 acre tract of land located in Tamarac, Broward County, Florida ("Convergys Building") for a purchase price of $13,255,000, plus closing costs.

         The Convergys Building, which was developed as a build-to-suit property for Convergys Customer Management Group, Inc., an Ohio corporation ("Convergys"), and was completed in September 2001, is a two-story office building containing approximately 100,000 rentable square feet. The Convergys Building is located at 5601 Hiatus Road within the Westpoint Business Center in southern Broward County, Florida, approximately 15 miles northwest of downtown Fort Lauderdale. The Convergys Building has direct access to the Sawgrass Expressway which leads to the I-75 and I-595 Expressways.

         The entire 100,000 rentable square feet of the Convergys Building is leased to Convergys. Convergys Corporation, an Ohio corporation having its headquarters in Cincinnati, Ohio and the parent company of Convergys, has guaranteed the Convergys lease. The Convergys lease is a net lease (i.e., operating costs and maintenance costs are paid by the tenant) that commenced in September 2001 and expires in August 2011. The initial annual base rent payable under the Convergys lease is $1,156,560. Convergys has the right to extend the initial 10-year term of its lease for three additional five-year periods at 95% of the then-current market rental rate.

The ADIC Buildings

         On December 21, 2001, Wells Fund XIII - REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XIII, L.P. ("Wells Fund XIII") and Wells OP, purchased two connected one-story office and assembly buildings on an 8.35 acre tract of land located in Parker, Douglas County, Colorado ("ADIC Buildings"). Additionally, Wells Fund XIII - REIT Joint Venture purchased an undeveloped 3.43 acre tract of land immediately adjacent to the ADIC Buildings ("ADIC Land"). Wells Fund XIII - REIT Joint Venture purchased the ADIC Buildings and the ADIC Land for an aggregate purchase price of $12,954,213, plus closing costs.

         Wells OP contributed $6,671,075 and Wells Fund XIII contributed $6,500,000 to the Wells Fund XIII - REIT Joint Venture for their respective share of the acquisition costs for the ADIC Buildings. As of January 1, 2002, Wells OP held an equity percentage interest in the Wells Fund XIII - REIT Joint Venture of approximately 68%, and Wells Fund XIII held an equity percentage interest in the Wells Fund XIII - REIT Joint Venture of approximately 32%.

         The ADIC Buildings, which were completed in December 2001, consist of two connected one-story office and assembly buildings containing approximately 148,200 rentable square feet. The ADIC Buildings are located at 8560 Upland Drive in the Compark Business Campus, a 630 acre light industrial, office and distribution business center in southeast suburban Denver, immediately west of Centennial Airport.

         The entire 148,200 rentable square feet of the ADIC Buildings is leased to Advanced Digital Information Corporation ("ADIC"), a public company traded on the NASDAQ stock exchange having its corporate headquarters in Redmond, Washington. The ADIC lease is a net lease that commenced on December 15, 2001, and expires on December 31, 2011. The initial annual base rent payable under the ADIC lease is $1,222,683. ADIC has the right to extend its lease for two additional five-year periods at the then-current market rental rate for the first year of each five-year extension. The annual base rent will increase 2.5% for each subsequent year of each five-year extension.


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The Windy Point Buildings

         On December 31, 2001, Wells OP purchased a seven-story building ("Windy Point I") and an eleven-story building ("Windy Point II") on a 18.73 acre tract of land located in Schaumburg, Illinois (collectively, the "Windy Point Buildings") for an aggregate purchase price of $89,275,000, plus closing costs.

         The Windy Point I building and the Windy Point II building, which were completed in 1999 and 2001 respectively, consist of a seven-story office building containing approximately 186,900 rentable square feet and an eleven-story office building containing approximately 300,000 rentable square feet.

         The Windy Point Buildings are located in the Northwest Suburban Office Market approximately 30 miles northwest of downtown Chicago in the Village of Schaumburg. The Windy Point Buildings include 500 feet of direct frontage to the Northwest Tollway (I-90) which leads directly into downtown Chicago. The Windy Point Buildings are one-half mile north of the 2.7 million square foot Woodfield shopping mall and are in close proximity to Motorola's world headquarters and a site for a planned Schaumburg convention center and hotel development.

         The Windy Point I building contains approximately 186,900 rentable square feet of which approximately 129,150 rentable square feet (69%) is leased to TCI Great Lakes, Inc. ("TCI"), a wholly owned subsidiary of AT&T Broadband having its corporate headquarters in Denver, Colorado. The TCI lease commenced on December 1, 1999 and expires on November 30, 2009. The current annual base rent payable under the TCI lease is $2,067,204. TCI has the right to extend the initial 10-year term of its lease for two additional five-year periods at 95% of the then-current market rental rate.

         In addition, the Apollo Group, Inc. ("Apollo") has entered into a lease to occupy approximately 28,322 rentable square feet (15%) of the Windy Point I building. Apollo is an Arizona corporation having its headquarters in Phoenix, Arizona. The Apollo lease commences on April 1, 2002, and expires on June 30, 2009. The initial annual base rent payable for the first nine months under the Apollo lease will be $357,919. Apollo has the right to extend the initial term of its lease for one additional five-year period at 95% of the then current market rental rate.

         Global Knowledge Network, Inc. ("Global") occupies approximately 22,028 rentable square feet (12%) of the Windy Point I building. Global is a corporation having its headquarters located in Cary, North Carolina. The Global lease commenced on May 1, 2000, and expires on April 30, 2010. The current annual base rent payable under the Global lease is $382,307. Global has the right to extend the initial 10-year term of its lease for one additional five-year period at the then-current market rental rate.

         TCI, Apollo and Global will occupy approximately 96% of the rentable square feet of the Windy Point I building which will account for $2,807,430 in annual base rent, and four other tenants will occupy the additional approximately 4% of rentable square feet which will account for approximately $160,000 in annual base rent.

         The entire Windy Point II building is leased to Zurich American Insurance Company, Inc. ("Zurich"), a wholly owned subsidiary of Zurich Financial Services Group having its corporate headquarters in Zurich, Switzerland. The Zurich lease commenced on September 1, 2001, and expires on August 31, 2011. The initial annual base rent payable under the Zurich lease is $5,091,577. Zurich has the right to extend the initial 10-year term of its lease for two additional five-year periods at 95% of the then-current market rental rate.


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Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements. Since it is impracticable to provide the
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required financial statements for the acquired real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before March 5, 2002, by amendment to this Form 8-K, which date is within the 60-day period allowed to file such an amendment.

         (b)   Pro Forma Financial Information. See Paragraph (a) above.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WELLS REAL ESTATE INVESTMENT
                                                 TRUST, INC. (Registrant)


                                                 By: /s/ Leo F. Wells, III
                                                     ---------------------------
                                                     Leo F. Wells, III
                                                     President

Date: December 31, 2001

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